10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.


Fund
Mid Cap Growth
Security
Chipotle Mexican Grille
Advisor
EIMCO
Transaction
 Date
1/26/2006
Cost
$363,418
Offering Purchase
4.61%
Broker
A.G. Edwards & Morgan Stanley & Merrill Lynch &  SG Cowen & Co.
Underwriting
Syndicate
Members
Morgan Stanley
SG Cowen & Co.
Banc Of America Securities LLC
Citigroup
Wachovia Securities

Fund
Small Mid-Growth Fund
Security
Brady Corp
Advisor
EIMCO
Transaction
 Date
6/22/06
Cost
$6,200
Offering Purchase
0.16%
Broker
Robert W. Baird & Co.
Underwriting
Syndicate
Members
Robert W. Baird & Co.
Credit Suisse
Wachovia Securities
Harris Nesbitt

Fund
Small Mid-Growth Fund
Security
Visicu, Inc.
Advisor
EIMCO
Transaction
 Date
4/3/2006
Cost
$600
Offering Purchase
0.01%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Morgan Stanley
Wachovia Securities
Thomas Weisel Partners LLC
William Blair & Company

Fund
Small Mid-Growth Fund
Security
J Crew Group
Advisor
EIMCO
Transaction
 Date
6/26/06
Cost
1,500
Offering Purchase
0.01%
Broker
Goldman, Sachs & Co
Underwriting
Syndicate
Members
Banc of America Securities LLC
Citigroup Global Markets Inc
Credit Suisse Securities
J.P. Morgan Securities Inc
Wachovia Capital Markets, LLC


Fund
Growth Fund
Security
Time Warner Telecom
Advisor
EIMCO
Transaction
 Date
3/22/2006
Cost
$203,500
Offering Purchase
1.04%
Broker
Morgan Stanley
Underwriting
Syndicate
Members
Deutsche Bank Securities
Morgan Stanley
JP Morgan
Wachovia Securities

Fund
Growth Fund
Security
Hub International
Advisor
EIMCO
Transaction
 Date
5/16/2006
Cost
$106,700
Offering Purchase
2.67%
Broker
Stephens Inc.
Underwriting
Syndicate
Members
Stephens Inc.
Wachovia Securities
Cochran Caronia Waller
Ferris, Baker Watts
Keefe, Bruyette & Woods

Fund
Growth Fund
Security
Cogent Communications
Advisor
EIMCO
Transaction
 Date
6/1/2006
Cost
$546,200
Offering Purchase
6.06%
Broker
Bear, Stearns & Co. Inc.
Underwriting
Syndicate
Members
Lehman Brothers
Bear, Stearns & Co. Inc.
Thomas Weisel Partners LLC
Wachovia Securities
Friedman Billings Ramsey

Fund
Omega Fund
Security
Sealy Corp
Advisor
EIMCO
Transaction
 Date
4/7/2006
Cost
$79,300
Offering Purchase
0.28%
Broker
Citigroup & Sun Trust Robinson Humphrey
Underwriting
Syndicate
Members
Citigroup
Goldman, Sachs & Co.
JP Morgan
Banc of America Securities LLC
Wachovia Securities

Fund
Small Mid Growth Fund
Security
Chipotle Mexican Grille
Advisor
EIMCO
Transaction
 Date
1/26/2006
Cost
$11,352
Offering Purchase
0.14%
Broker
Morgan Stanley & Merrill Lynch &  SG Cowen & Co.
Underwriting
Syndicate
Members
Morgan Stanley
SG Cowen & Co.
Banc Of America Securities LLC
Citigroup
Wachovia Securities